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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) January 5, 2000


                 J.P. Morgan Commercial Mortgage Finance Corp.
                 ---------------------------------------------

              (Exact Name of Registrant as Specified in Charter)


           Delaware                          333-87441                     13-3789046
(State or Other Jurisdiction of      (Commission File Number)   (I.R.S. Employer Identification No.)
        Incorporation)

                                60 Wall Street
                           New York, New York 10260
                           ------------------------
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3060
                                                          --------------


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Item 5.       Other Events
-------       ------------

Filing of Collateral Term Sheet Materials.

         In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 2000-C9, J.P. Morgan Securities Inc. and ABN AMRO Incorporated (together, the "Underwriters") have prepared certain materials (the "Collateral Term Sheet") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet.

         The Collateral Term Sheet is attached hereto as Exhibit 99. This Collateral Term Sheet supercedes any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No                                         Description
         ----------                                         -----------

           99                                          Collateral Term Sheet


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            J.P. MORGAN COMMERCIAL MORTGAGE
                                                     FINANCE CORP.

                                            By: /s/ Clive Bull
                                               ----------------------------
                                               Name:    Clive Bull
                                               Title:   Vice President


Dated:   January 7, 2000



                                 Exhibit Index

                       Exhibit                                            Page
                       -------                                            ----

99             Collateral Term Sheet                                      6


                                  EXHIBIT 99


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any collateral information subsequently delivered and the final prospectus for any securities actually sold to you.



                                January 3, 2000
               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
                              (Subject to change)
                 J.P. Morgan Commercial Mortgage Finance Corp.
              Mortgage Pass-Through Certificates, Series 2000-C9
                          $732,945,000 (Approximate)

                       Approximate Securities Structure

                           Approx.
                            Face/     Credit   Expected    Expected
                           Notional  Support   Weighted     Payment
              Ratings       Amount    (% of     Average     Window
 Class      Fitch/Moody      (MM)    Balance)  Life (a)       (a)
----------------------------------------------------------------------
Publicly Offered Classes

A1        AAA/Aaa          $200.0      25.75%     5.47         1 - 108
A2        AAA/Aaa           404.7      25.75      9.53       108 - 117
X         AAA/Aaa           814.4(b)     NA       5.47(c)        NA
B         AA/Aa2             36.6      21.25      9.72       117 - 117
C         A/A2               38.7      16.50      9.72       117 - 117
D         A-/A3              10.2      15.25      9.72       117 - 117
E         BBB/Baa2           28.5      11.75      9.80       117 - 118
F         BBB-/Baa3          14.3      10.00      9.81       118 - 118

Private Classes (d)
-------------------------------------------------------------------------
G         BB+ / Ba1           -             -         -             -    |
H         BB / Ba2            -             -         -             -    |
J         NR / B2             -             -         -             -    |
K         NR / B3             -             -         -             -    |
NR                            -             -         -             -    |
      Total Securities:   $814.4                                         |
                                                                         |
--------------------------------------------------------------------------
Note: (a) Calculated at 0% CPR, no balloon extensions, ARD loans pay in full on the Anticipated Repayment Date, clean-up call is not exercised and there are no defaults
      (b) Notional
      (c) Implied average life
      (d) Not offered hereby

Key Features
------------
Lead Manager:                    J.P. Morgan & Co. Incorporated (Bookrunner)
Co-Manager:                      ABN AMRO Incorporated
Mortgage Loan Sellers:           Morgan Guaranty Trust Company of New York
                                 LaSalle Bank National Association
Servicer:                        ORIX Real Estate Capital Markets, LLC
Special Servicer:                ORIX Real Estate Capital Markets, LLC
Trustee:                         Norwest Bank Minnesota, National Association
Bond Administrator:              LaSalle Bank National Association
Pricing:                         Mid January
Cut-off Date:                    January 1, 2000
Distribution Date:               15th of each month, or following business day
                                 (commencing February 2000)
Payment Delay:                   14 Days
ERISA Eligible:                  Classes A1, A2 and X
Structure:                       Sequential pay
Day Count:                       30/360
Tax Treatment:                   REMIC
Rated Final Distribution Date:   Distribution Date in October 2032
Clean-up Call:                   1%
Minimum Denomination:            $25,000 (All Classes except Class X)
                                 $100,000 (Class X only)
Delivery:                        DTC, Euroclear and Cedel

Collateral Facts
----------------
Initial Pool Balance:                             $814,388,116
Number of Mortgage Loans:                                  140
Number of Mortgaged Properties:                            164
Average Cut-off Date Balance per Loan:              $5,817,058
Average Cut-off Date Balance per Property:          $4,965,781
Weighted Average Current Mortgage Rate:                  8.07%
Weighted Average UW DSCR:                                1.38x
Weighted Average Cut-off Date LTV Ratio:                 68.3%
Weighted Average Remaining Term to Maturity (months):      112
Weighted Average Remaining Amortization Term (months):     327
Weighted Average Seasoning (months):                         5
Balloon Loans as % of Balance:                           43.0%
Ten Largest Loans as % of Balance:                       28.7%


Ten Largest Individual Loans
----------------------------

Loan                     Balance       % by      UW             Property
                         (MM)        Balance    DSCR     LTV      Type
-------------------------------------------------------------------------------
711 Third Avenue         $49.2       6.0%       1.42x    57.6%  Office
International Airport     27.5       3.4        1.30     71.3   Industrial
Center
Atlantic Development      23.1       2.8        1.27     71.8   Industrial
Portfolio
Circle Park Apartments    22.9       2.8        1.21     70.3   Multifamily
Penn Mar Shopping         22.3       2.7        1.38     71.5   Anchored
Center                                                              Retail
Abbey Portfolio I         20.0       2.5        1.74     59.0   Retail
332 South Michigan        18.7       2.3        1.27     76.9   Office
Avenue
Abbey Portfolio II        17.5       2.1        1.82     59.0   Industrial/
                                                                 Office/Retail
Alpine Commons            16.8       2.1        1.25     79.9   Anchored Retail
Shopping Center
Pirate's Cove Apartments  15.8       1.9        1.22     77.7   Multifamily
-------------------------------------------------------------------------------
Total/Wtd. Avg.         $233.8      28.7%       1.39     67.9%


Selected Loan Data
-------------------

                             No. of          Balance        % of         WA UW
Geographic Distribution      Properties      (MM)(a)     Balance (a)      DSCR
-------------------------------------------------------------------------------
California                   26              $145.4       17.9%          1.46x
New York                     12                97.4       12.0           1.37
Illinois                      8                68.8        8.4           1.27
Maryland                      8                66.4        8.2           1.43
Florida                      11                65.5        8.0           1.31
Texas                        17                44.7        5.5           1.28
New Jersey                    6                40.8        5.0           1.30
Massachusetts                 6                30.4        3.7           1.38
North Carolina                7                29.0        3.6           1.43
Nevada                        4                27.9        3.4           1.26
Other                        59               198.2       24.3           1.42
-------------------------------------------------------------------------------
Total/Wtd. Avg.             164              $814.4      100.0%          1.38x



                             No. of          Balance        % of         WA UW
Property Type             Properties        (MM)(a)     Balance (a)      DSCR
-------------------------------------------------------------------------------
Multifamily                  45              $183.2       22.5%          1.33x
Office                       24               172.9       21.2           1.37
Industrial                   21               143.4       17.6           1.31
Anchored Retail              15               102.9       12.6           1.36
Hotel                        20                58.8        7.2           1.67
Unanchored Retail            21                46.9        5.8           1.36
Mixed Use                     5                23.5        2.9           1.42
Factory Outlet                3                22.8        2.8           1.45
MHP/MHC                       4                19.8        2.4           1.23
Nursing Home                  1                13.9        1.7           1.75
Congregate Care               2                12.6        1.6           1.49
Self-Storage                  2                 8.5        1.0           1.41
Specialty Retail              1                 5.1        0.6           1.45
-------------------------------------------------------------------------------
Total/Wtd. Avg.             164              $814.4      100.0%          1.38x


                             No. of          Balance        % of        WA UW
Prepayment Restrictions (b)  Loans            (MM)        Balance       DSCR
-------------------------------------------------------------------------------
Defeasance                  127              $769.4        94.5%         1.35x
Greater of YM and 1%         12                37.6         4.6          1.72
Greater of YM and 1%, then
     1% Fixed Penalty         1                 7.4          0.9         2.31
-------------------------------------------------------------------------------
Total/Wtd. Avg.             140              $814.4        100.0%        1.38x
-------------------------------------------------------------------------------
Note: (a) Balances and percentages are based an allocated current balance
      (b) All loans have an initial period of prepayment lockout and an open period prior to maturity


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and ABN AMRO Incorporated do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the mortgage loans contained herein supersedes any previous collateral information and will be superseded by collateral information subsequently delivered and the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and ABN AMRO Incorporated and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and ABN AMRO Incorporated are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or ABN AMRO Incorporated entity in their home jurisdiction unless governing law permits otherwise.